… a leading global total talent solutions provider Nasdaq: HSON Investor Presentation DECEMBER 2021

2 Forward-Looking Statements This presentation contains statements that the Company believes to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this presentation, including statements regarding the Company's future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as “anticipate,” "estimate," "expect," "project," "intend," "plan," "predict," "believe" and similar words, expressions and variations of these words and expressions are intended to identify forward-looking statements. All forward-looking statements are subject to important factors, risks, uncertainties and assumptions, including industry and economic conditions that could cause actual results to differ materially from those described in the forward-looking statements. Such factors, risks, uncertainties and assumptions include, but are not limited to, global economic fluctuations; the adverse impacts of the recent coronavirus, or COVID-19 outbreak; the Company’s ability to successfully achieve its strategic initiatives; risks related to potential acquisitions or dispositions of businesses by the Company; the Company’s ability to retain and recruit qualified management and/or advisors; the Company’s ability to operate successfully as a company focused on its RPO business; risks related to fluctuations in the Company's operating results from quarter to quarter; the loss of or material reduction in our business with any of the Company’s largest customers; the ability of clients to terminate their relationship with the Company at any time; competition in the Company's markets; the negative cash flows and operating losses that may recur in the future; risks relating to how future credit facilities may affect or restrict our operating flexibility; risks associated with the Company's investment strategy; risks related to international operations, including foreign currency fluctuations, political events, natural disasters or health crises, including the ongoing COVID-19 outbreak; the Company's dependence on key management personnel; the Company's ability to attract and retain highly skilled professionals; the Company's ability to collect accounts receivable; the Company’s ability to maintain costs at an acceptable level; the Company's heavy reliance on information systems and the impact of potentially losing or failing to develop technology; risks related to providing uninterrupted service to clients; the Company's exposure to employment-related claims from clients, employers and regulatory authorities, current and former employees in connection with the Company’s business reorganization initiatives, and limits on related insurance coverage; the Company’s ability to utilize net operating loss carry-forwards; volatility of the Company's stock price; the impact of government regulations; and restrictions imposed by blocking arrangements. Additional information concerning these and other factors is contained in the Company's filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this document. The Company assumes no obligation, and expressly disclaims any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Hudson Global at a Glance

- ► Hudson Global, Inc. (Nasdaq: HSON) ("Hudson Global" or "the Company") owns Hudson RPO, a pure-play Total Talent Solutions provider
- ► Nasdaq-listed; spun-off from Monster.com in 2003
- ► Strong financial position: $26.5[(3)] million of cash, no debt, and $318[(4)] million of usable NOL carryforwards
- ► Stock buyback: shares outstanding reduced by approximately 15% since 12/31/18
- ► Owner mindset: board and management own approximately 15%[(6)] of total shares outstanding and expect to own more over time
- ► Maximizing stockholder value: through internal investments in our growing, high-margin RPO business, bolt-on acquisitions, and stock buybacks

$mm, except per share amounts

Stock Price[(2)]	$28.80
Shares Outstanding[(5)]	2.71
Market Capitalization[(2)]	$78.1
Cash[(3)]	$26.5
Debt[(3)]	$0.0
Usable NOL Carryforward[(4)]	$318

# of Employees[(7)]	1,270
# of Countries[(7)]	15

$mm	2019	2020	Q3 2021 LTM
Revenue	$93.8	$101.4	$146.5
Adjusted Net Revenue	$43.6	$39.1	$57.1
Adj EBITDA-RPO[(1)]	$4.5	$2.9	$9.5
% of Adj Net Revenue	10.4%	7.5%	16.6%
Corp Costs[(1)]	$4.1	$3.3	$3.3
Adj EBITDA[(1)]	$0.5	$(0.4)	$6.2

(1) Adjusted EBITDA and Corporate Costs are non-GAAP measures. Reconciliations of non-GAAP measures can be found in the appendix to this presentation.
(2) As of November 30, 2021. Market Capitalization defined as Shares Outstanding times Stock Price.
(3) As of September 30, 2021. Cash includes $0.3m of restricted cash. Debt excludes operating lease obligations.
(4) As of December 31, 2020 as disclosed in 2020 Form 10-K. NOL carryforward is for U.S. federal tax expense.
(5) 2.71 million shares outstanding as of November 30, 2021. Does not include unissued nor unvested RSUs.
(6) Includes unvested share units and share units that will be issued up to 90 days after a director's/officer's separation from service.
(7) Estimate as of November 30, 2021.

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Hudson Global: Our History

1999 – 2001: Hudson Global originated from 67 recruitment agency acquisitions made by TMP Worldwide, which later became Monster Worldwide, Inc. (i.e., Monster.com)
2003: Monster distributed shares of Hudson Global to its stockholders, spinning off Hudson Global as an independent, publicly held company
2003-2013: Poor business structure and very poor leadership led to poor operating and financial performance

The new Hudson Global – focused on expanding global RPO business

2013-2014

2013 – 2014 Current CEO, Jeff Eberwein, invested in HSON shares and gained shareholder representation on the Board to improve performance

2015 BoD implemented a series of measures designed to enhance stockholder rights including:

- Declassified the Board – directors to be elected annually
- Allowed stockholders to call special meetings
- Eliminated all supermajority voting requirements
- Allowed stockholders to act by written consent
- Eliminated cash compensation to the Board
- Implemented a plan to protect valuable NOL asset

2015-2018

2015 Announced a $10M share purchase plan (approx. $8.3M acquired through 9/30/21)

2016 Paid two cash dividends totaling $3.4M

2015 – 2018 BoD initiated a strategic review to enhance stockholder value with a focus on selling non-core businesses; completed three divestitures to exit the agency recruitment business and focus on global RPO business

2019

2019 Completed tender offer for 7.7% of total shares outstanding at a purchase price of $15 per share

Q3 & Q4, 2019 Growth in RPO profits and reductions in Corporate Costs enabled Hudson Global to cross over into profitability

2020

2020 Purchased 8.8% of total shares outstanding in two block trades at a purchase price of $8.63 per share

2020 Acquired Coit Group, a San Francisco-based RPO provider, to expand further into tech sector; established office in San Francisco

2021

2021 Acquired Karani, LLC, a Chicago-headquartered recruiting services provider that serves mainly U.S.-based customers from its operations in India and the Philippines

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5 What is Recruitment Process Outsourcing (RPO)? RPO is in the Business Services sector and part of the Business Process Outsourcing (“BPO”) and Human Capital Management (“HCM”) subsectors RPO involves an employer utilizing an external service provider to perform all or part of its recruitment processes, often replacing work performed by external recruitment agencies and/or in-house teams Supplies its own staff, methodologies, technology, and analytics RPO Assumes ownership of talent solution design and management of recruitment process Assumes client’s staff and work within their technology platform and takes responsibility for the results Services are aligned with client’s long-term objectives and strategic growth plans Offers enterprise-wide and project- based solutions and optimizes client’s talent procurement process Implements an end-to-end recruitment solution, offers efficiencies and value RPO vs. Traditional Recruiting Personnel can be located on- site at the client’s offices or offsite centralized facilities Offshore, shared-service facilities perform work for multiple clients in multiple time zones

6 RPO Model vs. Recruitment Agency Model Factor RPO Model Recruitment Agency Model Location of Service Provider On-Site and Centers of Excellence Never On-Site and No Centers of Excellence Ownership of Recruitment Process High Low Candidate Quality Consistently Good Uneven Consistency Candidate Experience High/Brand Ambassadors Uneven Proactive Recruitment Strong/Maintain Talent Pools Low Cost to Client Lower, especially as volume increases High Level of Client Engagement Very High (Partnership) Transactional Duration of Relationship with Client Long/Recurring Transactional Depth of Relationship with Client Very Deep and Wide Shallow/Transactional Delivery Model Client-Focused/Subject Matter Expertise Role-Focused or Candidate-Focused Pricing Model Combination of fixed monthly management fees and variable fees Purely Variable/Transactional Length of Contract Solution-based and typically multi-year with high renewal rates Transactional Recurring Revenues High Low Initial Sales Process Long Short ► The RPO industry market worldwide accounted for revenue of $6.9B in 2019; projected to expand with a CAGR of 16.9% from 2020 to 2028 (1) ► We believe the RPO industry is taking share from traditional recruitment agencies for the reasons below: (1) Global Recruitment Process Outsourcing Market (2020 to 2028): https://ca.finance.yahoo.com/news/global-recruitment-process-outsourcing-market-111000468.html

7 Hudson RPO: Regional Market Observations ____________________________________ (1) https://www.hudsonrpo.com/newsroom/hro-today-bakers-dozen-apac/ (2) https://www.hudsonrpo.com/newsroom/hro-today-bakers-dozen-emea/ Asia-Pacific ► Consistently ranked as a top RPO provider in APAC(1) ► Strong market adoption for RPO in Australia, China, HK, and Singapore and Hudson RPO has a very strong presence in these markets • Hudson’s first ever RPO project was in 1999 for J&J in Australia and was one of the first RPO projects in history ► Growing rapidly in SE Asia via hub in Singapore ► Expanded presence in SE Asia through local partnerships in Taiwan, Malaysia, Philippines, Thailand, Vietnam, and South Korea; partnerships allow Hudson RPO to embed teams in these countries as requested by clients ► Centers of Excellence in India, Manila, Philippines and Shanghai, China ► Acquired Karani, LLC, a Chicago-HQ recruiting services provider with operations in India and the Philippines EMEA ► Ranked among the top RPO providers in EMEA(2) ► UK market is large and well-developed ► Emerging market in continental Europe with growth from large multinationals benefiting from RPO solutions in the US and UK ► Particularly strong in Life Sciences, Financial and Business Services, and Consumer ► Smaller RPO or MSP companies in this region could become acquisition targets ► Center of Excellence in Edinburgh, Scotland Americas ► Large market size ► Particularly strong in Technology, Life Sciences (Pharma, Biotech, and Medical Devices), and Financial Services ► Growing presence in Canada and Latin America, especially for large multinationals creating regional hubs ► Acquired Coit Group, a San Francisco-based RPO provider specializing in the technology sector (October 2020) ► Small RPO or MSP companies in this region could become acquisition targets ► Center of Excellence in Tampa, FL

8 Hudson RPO: Centers of Excellence (COEs) Manila, Philippines Shanghai, China Edinburgh, Scotland Tampa, Florida, US India

9 Hudson RPO’s Strengths ► Professional Services – comprehensive talent acquisition and total talent solutions for employers needing mission-critical professional talent ► Senior Management to Entry Level – we partner with our clients at every level ► Mid-to-Large Sized Corporations – focus on custom-built solutions for our clients ► Emerging Growth Companies – we partner with them at every stage of their growth/life cycle ► RPO to Total Talent Solutions – grow current RPO solutions, build first generation RPO programs, and offer other, value-added talent solutions ► We focus on clients where acquiring and retaining top talent, and specialized talent, is the key to business success ► Our client’s partner with us based on value and outcomes given the critical importance of talent to their businesses and the customized nature of our solution ► We immerse ourselves in our client’s culture, business, and needs so we can deliver the best solutions and be a very valuable, long-term partner ► Subject Matter Expertise in each sector is a key differentiator in our client solutions ► Disciplined execution delivers efficiencies and effective outcomes to our clients ► We have a prestigious client portfolio and a high retention rate because we work diligently to truly partner with our clients and we evolve our solutions to best support our client’s growth, needs, and objectives ► Hudson RPO’s global and regional leadership teams have deep expertise across Human Capital solutions and have high tenure at Hudson RPO and on-site with our clients ► Hudson RPO’s teams are committed to a culture of engaged leadership, disciplined execution, and profitable growth ► Hudson RPO rates very favorably on service, performance, and results relative to our competition as measured by independent client surveys done via SharedXpertise for the HRO Today’s Baker’s Dozen Program(1) ► Hudson RPO has been recognized on the Baker’s Dozen List for twelve consecutive years ____________________________________ (1) https://www.hudsonrpo.com/rpo-intelligence/recruitment-process-outsourcing/rpo-worldwide-implementation/ Our Focus Our Clients Our Team

10 Financial Highlights

11 Revenue by Region Americas 11% EMEA 15% APAC (1) 74% Full Year 2019 (1) APAC revenue growth in 2020 was driven by a full year of revenue related to a significant contract in Australia to manage a portion of the contingent workforce for a large Asia-based technology company. This contract started in the second quarter of 2019. $101.4M Full Year 2020 $10.9M $14.9M $75.6M Americas 14% EMEA 20% APAC 66% $93.8M $13.6M $18.8M $61.4M

12 Adjusted Net Revenue by Region (Excludes cost pass-throughs of Contracting) Americas 24% EMEA 25% APAC 51% Full Year 2019 $39.1M Full Year 2020 $43.6M $19.8M $9.6M $9.7M Americas 28% EMEA 23% APAC 49% $21.2M $12.3M $10.1M

13 Revenue by Service Provided Recruitment 38% Contracting 62% Full Year 2019 $101.4M Full Year 2020 $62.9M $38.5M Recruitment 46% Contracting 54% $93.8M $50.2M $43.6M

14 Adjusted Net Revenue by Service Provided (Excludes cost pass-throughs of Contracting) Recruitment 93% Contracting 7% Full Year 2019 $39.1M Full Year 2020 $36.5M $2.6M Recruitment 94% Contracting 6% $43.6M $40.8M $2.8M

15 Hudson RPO: Profit Margin Improvement 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 1Q 19 2Q 19 3Q 19 4Q 19 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 RPO Adj EBITDA(1) as % of Adjusted Net Revenue (Rolling 4 Quarter Average) Goal (1) Before corporate costs of Hudson Global.

16 Hudson Global: Significant Reduction in Corporate Costs 5.6 4.1 3.3 2.4 1.1 0.8 $- $1 $2 $3 $4 $5 $6 $7 $8 $9 2018 2019 2020 Non recurring expenses Corporate costs $8.1M $5.2M $4.1M

17 Vision & Growth Strategy

18 Hudson Global’s Vision and Mission Become top RPO provider of professional roles in the industry Our VISION Maximize value for our stockholders over the long term Our MISSION

19 Business Strategy ____________________________________ (1) Global Recruitment Process Outsourcing Market (2020 to 2028). - https://ca.finance.yahoo.com/news/global-recruitment-process-outsourcing-market-111000468.html Grow RPO 0 1 Grow RPO Grow RPO ► Global RPO market expected to grow CAGR of 16.9% from 2020 to 2028(1) ► Hudson RPO’s goal is to exceed market growth rate (i.e., gain share) • Superior service and delivery • Go deeper and broader with existing clients • Grow in existing markets and expand into new markets to support our clients’ needs • Add new clients then “land and expand” ► Hudson RPO is investing in people and technology to accelerate its growth ► Leverage existing strong reputation by expanding marketing efforts, including social media and website 01 Grow RPO Keep Overhead Expenses Low ► Reduced complexity left over from legacy businesses ► Both corporate and regional ► No impact on revenues or growth 01 Grow RPO Investigate Acquisition Opportunities ► Expand capabilities and capacity, not just growth for growth’s sake ► Deepen geographic and/or sector presence ► Add new talent and skill sets ► Immediately accretive ► Utilize NOL 01 Grow RPO Repurchase Stock ► Will be opportunistic/price sensitive ► Goal is to maximize long-term value per share, not just “return cash” ► Balance with acquisition opportunities

20 PROFITABILITY INTERNAL GROWTH MAXIMIZE EPSEBITDA MARGIN ►Grow profitability over time; turning profitable in mid-2019 was a watershed event in our Company’s history ►Generate high returns on internal growth projects ►Adjusted EBITDA margin of 20% of Adjusted Net Revenue at RPO level (i.e., pre Corporate Costs) vs. LTM 9/30/21 margin of 16.6% • Keep Corporate Costs low, even as profits from operating businesses grow • Adjusted EBITDA / Adjusted Net Revenue margins of mid-teens at the corporate level (i.e., after Corporate Costs) ►Maximize earnings per share over the long term through: • Growing revenue faster than costs, leading to increasing Adjusted EBITDA margins • Controlling overhead and other fixed costs so these costs will decline as a percentage of revenue over time • Reducing share count through opportunistic stock repurchases Financial Goals

21 Disciplined Acquisition Strategy Characteristics of Potential Targets: ► Easy to understand business model complementary to existing Hudson RPO business; cost and revenue synergies ► No start-ups or venture-type businesses ► Profitable, high margin, high growth ► Low/no capex and high FCF/high cash conversion (excluding cash used for working capital) ► Additional bolt-on/roll-up opportunities after initial acquisition ► Existing operating management willing to stay, at least initially Possible Examples: ► RPO: RPO bolt-ons for Hudson RPO, especially in Americas and EMEA ► HCM: businesses adjacent to/complementary to RPO, which could include MSP, Contracting / Staffing, and Talent Advisory ____________________________________ (1) Human Capital Management, which includes RPO, MSP (Managed Service Provider), and other talent-relatedsolutions businesses. HCM (1) Professional Services All Service Businesses All Asset-Lite Businesses Business Services RPO Focus on our core RPO business, or businesses complementary to RPO within HCM

22 Recent Acquisitions Karani: November 2021 ► Expanded Hudson RPO’s global delivery capability by adding substantial presence in India and Philippines ► Strong partnership with recruitment and staffing firms ► Large and growing client base supported by approx. 500 employees in India and 125 in the Philippines ► Expanded Hudson RPO’s expertise in technology recruitment ► All current employees of Karani and its subsidiaries joined Hudson RPO, except for owner and CEO who retired ► Combination of cash and promissory note Expanding Capabilities and Geographic Footprint Coit Group: October 2020 ► Significantly expanded Hudson RPO’s tech presence in the US; new Hudson office in San Francisco ► Established, profitable business with strong client base ► Coit’s founders (Joe Belluomini and Tim Farrelly) became co-CEOs of Hudson RPO’s newly formed Technology Group ► Combination of cash, shares, promissory note, and earn-out agreements Coit Group: One year later ► Clients: signed several large and fast-growing accounts in the tech sector ► Headcount: increased to ~100 (from 25 a year earlier); hired very experienced tech recruiters throughout North America

23 Global Account Director Paula Nolan ► 22 years in industry ► 19 years at Hudson RPO Hudson RPO Management Team CEO RPO APAC Kimberley Hubble ► 27 years in industry ► 27 years at Hudson RPO CEO RPO Americas & EMEA Darren Lancaster ► 23 years in industry ► 10 years at Hudson RPO Hudson RPO Technology Group Co-CEO Tim Farrelly ► 20 years in industry ► Joined Hudson RPO with acquisition of Coit Group Hudson RPO Technology Group Co-CEO Joe Belluomini ► 20 years in industry ► Joined Hudson RPO with acquisition of Coit Group

24 Hudson Global: Corporate Management & Finance Team ► Chairman of the Board from 2015 to 2018 ► 25 years of Wall Street experience ► Formed Lone Star Value Management in 2013 ► Former portfolio manager at Soros Fund Management and Viking Global Investors ► Chairman of the Board at one other publicly traded company ► Formerly Vice President of Finance at Hudson Global prior to assuming CFO role ► 22 years of finance experience ► Served in variety of finance and control roles at PepsiCo from 2001 to 2018 ► Held director roles in Financial Reporting, Financial Analysis, and Technical Accounting and Policy at PepsiCo ► Certified Public Accountant Global Finance Director Seonaid MacMillan ► Started with Hudson in 2015 ► Based in Glasgow heading up the Global Finance shared service function ► Previously worked in various Finance roles in UK and the Middle East ► FCCA qualified with 24 years of experience in various industries Hudson Global CEO and Director Jeff Eberwein Hudson Global CFO Matt Diamond

25 Hudson Global: Board of Directors (1) Director Mimi Drake ► Co-CEO of Permit Capital Advisors, LLC ► Served as Founding Board Member of 100 Women in Finance Chairman of the Board Rick Coleman Director Connia Nelson ► SVP & Chief HR Officer of LifeWay Christian Resources ► Former SVP – Human Resources of Verizon Communications, Inc. ____________________________________ (1) Independent members. Director Ian Nash ► Former CFO of Robert Walters PLC as well as Michael Page International PLC ► Serves as a director of several private companies ► Former President & CEO of Command Center, Inc., Crossroads Systems, Inc. and Vroom Technologies, Inc. ► Former COO of MetroNext Communications and President of US West Long Distance ► Served on several public company Boards

26 ESG Considerations Environmental ► Committed to continuous improvement in managing the environmental impact of our business operations Governance ► We are commitment to accountability and transparency ► We strive for diversity among its board members, management, and employees o Of 380 people employed worldwide, approximately 70% are female o 40% of the Company’s Board being diverse (by race, gender, and ethnic diversity combined) Social ► “People-first” company with corporate policies in place and a strong global team of individuals that believe in diversity, equity and inclusion ► Global Diversity, Equality, and Inclusion (“DEI”) Program, sponsored by the Division CEOs; this program is designed to: o Promote DEI initiatives within the Company such as launching training programs and diagnostic tools o Aid in partnering with our clients to accelerate their DEI recruitment, onboarding, sourcing, and branding efforts as well, helping them to be reflective of their global multicultural customer base ► Anti-harassment and non-discrimination training available company wide ► Employees’ health and safety was our first priority during COVID-19

27 Appendix

28 Hudson Global: U.S. Federal Tax NOL Carryforward Additional Thoughts ► Gradual expiration schedule between now and 2037(2) ► HSON’s large NOL increases the ROI on internal investments and acquisitions in U.S. given HSON can shield U.S. taxable income __________________________________ (1) Based on shares outstanding as of November 30, 2021. (2) For losses incurred through December 31, 2017. NOLs generated after 2017 do not expire. U.S. Federal Tax NOL as of 12/31/2020 $346M U.S. Federal Tax Usable NOL as of 12/31/2020 $318M U.S. Federal Statutory Tax Rate 21% Potential Cash Taxes Saved $67M Shares Outstanding(1) 2.7M Potential Value Per Share (0% disc rate): $24.86

Reconciliation of Non-GAAP Measures – Q3 2021 LTM

Reconciliation of Net Loss to Adjusted EBITDA, Adjusted EBITDA-RPO, and Corporate Costs
(In thousands, unaudited)

For The Last Twelve Months Ended September 30, 2021	Asia Pacific	Americas	Europe	RPO Business	Corporate	Total
Revenue, from external customers	$ 106,386	$ 20,888	$ 19,202	$ 146,476	$ -	$ 146,476
Adjusted net revenue, from external customers [1]	$ 26,046	$ 19,399	$ 11,678	$ 57,123	$ -	$ 57,123
Net loss						$ 2,366
Provision for income taxes						472
Interest income, net						(43)
Depreciation and amortization						446
EBITDA (loss) [2]	$ 4,572	$ 876	$ 815	$ 6,263	$ (3,022)	3,241
Non-operating expense (income), including corporate administration charges and PPP loan forgiveness	1,469	(1,028)	302	743	(2,001)	(1,258)
Stock-based compensation expense	242	487	173	902	1,059	1,961
Non-recurring severance and professional fees	-	232	-	232	645	877
Compensation expense related to the Coit acquisition [3]	-	1,338	-	1,338	-	1,338
Adjusted EBITDA (loss) [2]	$ 6,283	$ 1,905	$ 1,290	$ 9,478	$ (3,319)	$ 6,159

(1) Represents Revenue less the Direct contracting costs and reimbursed expenses caption on the Condensed Consolidated Statements of Operations.

(2) Non-GAAP earnings before interest, income taxes, and depreciation and amortization ("EBITDA") and non-GAAP earnings before interest, income taxes, depreciation and amortization, non-operating income, business reorganization expenses, stock-based compensation expense, and other non-recurring expenses ("Adjusted EBITDA") are presented to provide additional information about the company's operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company's profitability or liquidity. Furthermore, EBITDA and Adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.

(3) Represents compensation expense payable to the principals of Coit per the terms of the acquisition agreement, including a promissory note, common stock, and earn-out payments.

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Reconciliation of Non-GAAP Measures - 2020

Reconciliation of Net Loss to Adjusted EBITDA, Adjusted EBITDA-RPO, and Corporate Costs
(In thousands, unaudited)

For The Year Ended December 31, 2020	Asia Pacific	Americas	Europe	RPO Business	Corporate	Total
Revenue, from external customers	$ 75,633	$ 10,866	$ 14,949	$ 101,448	$ -	$ 101,448
Adjusted net revenue, from external customers [1]	$ 19,814	$ 9,598	$ 9,669	$ 39,081	$ -	$ 39,081
Net loss						$ (1,243)
Provision for income taxes						535
Interest income, net						(149)
Depreciation and amortization						179
EBITDA (loss) [2]	$ 2,877	$ (1,044)	$ 481	$ 2,314	$ (2,992)	(678)
Non-operating expense (income), including corporate administration charges and PPP loan forgiveness	1,002	(1,076)	(74)	(148)	(1,641)	(1,789)
Stock-based compensation expense	60	88	6	154	583	737
Non-recurring severance and professional fees	-	528	-	528	755	1,283
Compensation expense related to the Coit acquisition [3]	-	91	-	91	-	91
Adjusted EBITDA (loss) [2]	$ 3,939	$ (1,413)	$ 413	$ 2,939	$ (3,295)	$ (356)

(1) Represents Revenue less the Direct contracting costs and reimbursed expenses caption on the Condensed Consolidated Statements of Operations.

(2) Non-GAAP earnings before interest, income taxes, and depreciation and amortization ("EBITDA") and non-GAAP earnings before interest, income taxes, depreciation and amortization, non-operating income, business reorganization expenses, stock-based compensation expense, and other non-recurring expenses ("Adjusted EBITDA") are presented to provide additional information about the company's operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company's profitability or liquidity. Furthermore, EBITDA and Adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.

(3) Represents compensation expense payable to the principals of Coit per the terms of the acquisition agreement, including a promissory note for $1.35 million payable over three years.

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Reconciliation of Non-GAAP Measures - 2019

Reconciliation of Net Loss to Adjusted EBITDA, Adjusted EBITDA-RPO, and Corporate Costs
(In thousands, unaudited)

For The Year Ended December 31, 2019	Asia Pacific	Americas	Europe	RPO Business	Corporate	Total
Revenue, from external customers	$ 61,438	$13,565	$ 18,808	$93,811	$ -	$ 93,811
Adjusted net revenue, from external customers [1]	$ 21,177	$12,291	$ 10,098	$43,566	$ -	$ 43,566
Net loss						$ (955)
Loss from discontinued operations, net of income taxes						(113)
Loss from continuing operations						(842)
Benefit from income taxes						(540)
Interest income, net						(617)
Depreciation and amortization expenses						85
EBITDA (loss) [2]	$ 2,194	$ 60	$ 84	$ 2,338	$ (4,252)	(1,914)
Non-operating expense (income), including corporate administration charges	957	563	544	2,064	(1,726)	338
Stock-based compensation expense	102	26	8	136	825	961
Non-recurring severance and professional fees	-	-	-	-	1,072	1,072
Adjusted EBITDA (loss) [2]	$ 3,253	$ 649	$ 636	$ 4,538	$ (4,081)	$ 457

[1] Represents Revenue less the Direct contracting costs and reimbursed expenses.

[2] Non-GAAP earnings before interest, income taxes, and depreciation and amortization ("EBITDA") and non-GAAP earnings before interest, income taxes, depreciation and amortization, non-operating income, business reorganization expenses, stock-based compensation expense, and other non-recurring expenses ("Adjusted EBITDA") are presented to provide additional information about the company's operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA and adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company's profitability or liquidity. Furthermore, EBITDA and adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.

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32 Contact us Hudson Global, Inc. Jeffrey E. Eberwein CEO 203-489-9501 / ir@hudsonrpo.com Investor Relations The Equity Group Inc. Lena Cati Vice President 212-836-9611 / lcati@equityny.com